EXHIBIT 99.2


                             IN RE: FN ESTATE, INC.
                                    DEBTORS.

                                CASE NO. 03-23143

                         REPORTING PERIOD: AUGUST, 2004



             PRIVILEGED AND CONFIDENTIAL INFORMATION MAY BE INCLUDED

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                              Reporting Period: August, 2004

                                                           FN ESTATE, INC.
                                                       MONTHY OPERATING REPORT
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                     FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.                ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                      X
------------------------------------------------------------------------------------------------------------------------------------
       Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR - 1 (CON'T)              X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of Bank Statements                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
       Cash disbursements journals                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                      X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                      X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
       Copies of tax returns filed during reporting period                                                X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Listing of aged accounts payable                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Debtor                                                                                Date

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Joint Debtor                                                                          Date

/s/ R. Barry Borden                                                                                November 13, 2004
-----------------------------------------------------------------------------                      ---------------------------------
Signature of Authorized Individual*                                                                Date

R. Barry Borden                                                                                    Chairman and President
-----------------------------------------------------------------------------                      ---------------------------------
Printed Name of Authorized Individual                                                              Title of Authorized Individual


                                                               Page 1

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                        Reporting  Period : August, 2004

                                 FN ESTATE, INC.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                       CURRENT      CUMULATIVE
                                                        MONTH     FILING TO DATE
--------------------------------------------------------------------------------
                                                        ACTUAL        ACTUAL
--------------------------------------------------------------------------------
 CASH - BEGINNING OF MONTH *                       $ 3,473,394    $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 RECEIPTS:
 Collection of Accounts Receivable                     178,994      12,554,190
 Asset Sale Proceeds (Net)                              94,580       6,511,999
 Other                                                 308,967       6,800,306
--------------------------------------------------------------------------------
    TOTAL RECEIPTS                                     582,541      25,866,495
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DISBURSEMENTS:
--------------------------------------------------------------------------------
 Payroll and Related Benefits                              903       5,539,385
 Travel and Entertainment                                1,083          84,589
 Insurance                                                  --         220,780
 Utilities                                                  --       9,633,543
 Occupancy                                                  --         726,558
 Other                                                      --             537
 G&A                                                    70,337       6,615,999
--------------------------------------------------------------------------------
    TOTAL DISBURSEMENTS                                 72,322      22,821,391
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET CASH FLOW                                         510,218       3,045,105
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CASH - END OF MONTH                               $ 3,983,613    $  3,983,613
--------------------------------------------------------------------------------

* ENDING CASH INCLUDES $314,457.85 OF RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE, (HSBC ACCOUNT).


                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                     72,322
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                          72,322
--------------------------------------------------------------------------------

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                           Case No. 03-23143
Debtors.                                                                                           Reporting  Period : August, 2004

                                                           FN ESTATE, INC.
                                                         BANK RECONCILIATION
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
                                                            BANK ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                     WACHOVIA       WACHOVIA
                     OPERATING      CREDIT    SILICON                   CORP                      JANNEY      PETTY
                     DIP            CARD      VALLEY      HSBC *        DEBIT     HUDSON        MONTGOMERY     CASH      TOTAL
                     ---------------------------------------------------------------------------------------------------------------
BALANCE
 PER BOOKS           $3,043,525.02  $   --    $3,354.17   $314,457.85   $534.71   $ 14,933.38   $606,291.82  $515.59  $3,983,612.54

BANK BALANCE         $3,068,212.20  $   --    $3,354.17   $314,457.85   $534.71   $ 14,933.38   $606,291.82  $515.59  $4,008,299.72
 Plus:
  Deposits
   In Transit                                                                                                                    --
 Less: Outstanding
  Checks                (24,687.18)                                                                                      (24,687.18)

 Other: Adjustment                                                                                                               --
                     ---------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS    $3,043,525.02  $   --    $3,354.17   $314,457.85   $534.71   $ 14,933.38   $606,291.82  $515.59  $3,983,612.54
                     ===============================================================================================================


* BANK ACCOUNT HSBC REPRESENTS RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

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                                                               Page 3

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                            Reporting  Period : August, 2004
                                                           FN ESTATE, INC.
                                             DISBURSEMENTS FOR PERIOD 8/1/04 TO 8/31/04
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
 TRX DATE    JRNL NO.  AUDIT TRAIL   TRANSACTION    REFERENCE                            NAME                                 AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 08/03/2004  475,802 PMCHK00001427   Check          37970                             State of New Jersey                     $ 5.25
 08/03/2004  475,803 PMCHK00001427   Check          37971                             PublicEase, Inc                         535.00
 08/03/2004  475,804 PMCHK00001427   Check          37972                             Patricia Bose                            78.27
 08/03/2004  475,806 CMXFR00000250   Transfer Out   to Wachovia CC Acct.              Transfer To: CREDIT CARD                  5.00
 08/06/2004  475,841 CMTRX00003024   ACH            Payroll Fees                      ADP                                     294.27
 08/10/2004  475,847 CMTRX00003026   ACH            Payroll 8/12/04                   ADP                                  10,216.14
 08/10/2004  475,848 CMTRX00003026   ACH            Bank Service Charges              Wachovia Bank                            59.92
 08/11/2004  475,871 PMCHK00001428   Check          37973                             Capital Recovery Corporation          1,137.74
 08/11/2004  475,872 PMCHK00001428   Check          37992                             Stock Trans                             450.00
 08/11/2004  475,873 PMCHK00001428   Check          37993                             Britt Murdoch                         1,250.00
 08/11/2004  475,874 PMCHK00001428   Check          37994                             Doug Michels                          1,250.00
 08/11/2004  475,875 PMCHK00001428   Check          37995                             United States Trustee                 3,250.00
 08/11/2004  475,876 PMCHK00001428   Check          37996                             Crystal Rock Bottled Water              133.62
 08/11/2004  475,877 PMCHK00001428   Check          37997                             Conestoga Tel. & Tel. Co.               454.38
 08/11/2004  475,878 PMCHK00001428   Check          37998                             Frontier Communications of Rochester  1,185.76
 08/11/2004  475,879 PMCHK00001428   Check          37999                             AT&T                                  1,406.35
 08/11/2004  475,880 PMCHK00001428   Check          38003                             AT&T                                 15,073.23
 08/11/2004  475,881 PMCHK00001428   Check          38004                             VERIZON 716 M55-8863 806              4,926.74
 08/11/2004  475,882 PMTRX00002373   ACH            28871 - E Briggs we 8/1/04        Integrity Personnel                     538.43
 08/12/2004  475,887 CMTRX00003028   ACH            Payroll taxes 8/12/04             ADP                                   4,872.92
 08/13/2004  475,888 CMTRX00003029   ACH            Signature Change Fee              ADP                                      79.50
 08/20/2004  475,920 PMCHK00001429   Check          38006                             Eastern Alliance Insurance Co           838.00
 08/20/2004  475,921 PMCHK00001429   Check          38007                             R BARRY BORDEN                        1,913.91
 08/20/2004  475,922 PMCHK00001429   Check          38008                             Petty Cash Custodian - Pat Bose         317.90
 08/20/2004  475,923 PMCHK00001429   Check          38009                             CONFERENCE CALL SERVICE                  12.57
 08/20/2004  475,924 PMCHK00001430   Check          38010                             Integrity Personnel                   1,106.23
 08/20/2004  475,925 CMTRX00003030   ACH            Payroll Fees                      ADP                                     797.31
 08/24/2004  475,944 CMTRX00003031   ACH            Payroll 8/26/04                   ADP                                   6,670.31
 08/26/2004  475,961 PMCHK00001431   Check          38011                             Delaware Secretary of State               4.87
 08/26/2004  475,962 PMCHK00001431   Check          38012                             Storage USA                             441.83
 08/26/2004  475,971 PMTRX00002378   Debit          8-26-04 TITLE FEE                 AAA EAST PENN                            17.00
 08/26/2004  475,972 PMTRX00002379   Debit          SALES TAX TITLE - 2002 Chevrolet  PENNDOT                                 921.57
 08/26/2004  475,973 CMTRX00003033   ACH            Payroll taxes 8/26/04             ADP                                   2,742.21
 08/30/2004  475,975 CMTRX00003034   ACH            Payroll Check                     Rafe Scheinblum                         644.86
 08/31/2004  475,987 PMTRX00002380   ACH            28970 - E Briggs we 8/22/04       Integrity Personnel                     548.22
 08/31/2004  475,989 PMCHK00001432   Check          38016                             US LEC                                8,143.10

Total Disbursements                                                                                                      $ 72,322.41


                                                               Page 4

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period : August, 2004

                                 FN ESTATE, INC.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                      CUMULATIVE
                                                      AUGUST      FILING TO DATE
--------------------------------------------------------------------------------
Net Revenues                                       $       (445)   $ 14,882,043
Cost of Sales                                             6,595      10,999,053
                                                   -----------------------------
  GROSS MARGIN                                     $     (7,039)   $  3,882,989

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,435
  G&A Payroll Expenses                                   32,428       3,940,386
  Occupancy Expenses                                      5,751         420,068
  Bankruptcy Expenses                                   118,911       3,014,130
  General and Administrative Expenses                     9,935       3,677,460
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    167,025    $ 14,579,173
                                                   -----------------------------
  Operating Income (Loss)                          $   (174,065)   $(10,696,184)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $  3,720,371
  Interest Income                                         2,105         (22,788)
  Other                                                 (75,424)     (6,227,945)
  Impairment  / Restructuring Charges                        --      17,053,482
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $    (73,319)   $ 14,523,121

                                                   -----------------------------
Net Income Including Reorganization Items          $   (247,384)   $  3,826,936
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $    118,911    $  3,002,880
U.S. Trustee Quarterly Fee                                3,250          14,500
Interest Earned on Accumulated Cash from Ch.11               --              --
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $    122,161    $  3,017,380

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period : August, 2004
                                 FN ESTATE, INC.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
ASSETS                                                          REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash & Cash Equivalents                                          $   3,669,155
Restricted Cash                                                        314,458

Accounts Receivable                                                  3,120,165
Less: Allowance for doubtful accounts                                2,498,870
                                                                 --------------
NET ACCOUNTS RECEIVABLE                                                621,295

Prepaid and Other Current Assets                                       218,385

Notes and Other Receivables  - US Lec                                  133,853

Property and Equipment, net                                                850
Other Assets                                                           909,809
                                                                 --------------
TOTAL ASSETS                                                     $   5,867,804
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                              REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
Accounts Payable                                                 $     536,413
Other Accrued Liabilities                                            2,953,741
Deferred Revenue                                                       672,084
                                                                 --------------
                                                                     4,162,238

Other Liabilities                                                       13,662
                                                                 --------------
TOTAL POSTPETITION LIABILITIES                                       4,175,900

Due to Related Companies                                            12,088,214

LIABILITIES SUBJECT TO COMPROMISE:
Secured Debt                                                            84,116
Priority Debt                                                          280,921
Unsecured Debt                                                      15,863,919
                                                                 --------------
TOTAL PRE-PETITION LIABILITIES                                      16,228,956

STOCKHOLDERS' EQUITY:
Common and Preferred Stock                                          78,434,584
Note Receivable                                                        (75,880)
Accumulated deficit                                               (103,556,718)
Treasury Cost                                                       (1,427,252)
                                                                 --------------
        TOTAL SHAREHOLDERS EQUITY                                  (26,625,266)

                                                                 --------------
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                        $   5,867,804
================================================================================

                                         UNITED STATES BANKRUPTCY COURT
                                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                           Case No. 03-23143
Debtors.                                                                           Reporting  Period : August, 2004

                                                FN ESTATE, INC.
                                          STATUS OF POSTPETITION TAXES
                                              ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                    BEGINNING       AMOUNT
                                       TAX          WITHHELD        AMOUNT              CHECK NO.  ENDING TAX
                                    LIABILITY      OR ACCRUED        PAID     DATE PAID   OR EFT    LIABILITY
---------------------------------------------------------------------------------------------------------------
FEDERAL
===============================================================================================================
Withholding                       $         --   $   4,559.41   $   4,559.41  8/12,8/26     EFT     $      --
FICA - Employee                             --       1,039.62       1,039.62  8/12,8/26     EFT            --
FICA - Employer                       3,318.82       1,429.34       1,039.62  8/12,8/26     EFT       3,708.54
Unemployment                                --             --             --                                --
Income                                      --                                                              --
Other                                       --                                                              --
---------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES            $   3,318.82   $   7,028.37   $   6,638.65                        $ 3,708.54
===============================================================================================================
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
Withholding                       $    (282.64)  $     954.81   $     954.81  8/12,8/26     EFT     $  (282.64)
Sales                                 4,209.33          (0.88)                               --       4,208.45
Excise                                                                                       --             --
Unemployment and Disability                 --          21.67          21.67  8/12,8/26     EFT             --
Real Property                                                                                --             --
Personal Property                                                                            --             --
Other: OPT                                  --             --             --                                --
       State Corp                                                                            --             --
       Local                                                                                 --             --
---------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL          $   3,926.69   $     975.60   $     976.48                        $ 3,925.81
---------------------------------------------------------------------------------------------------------------
Total Taxes                       $   7,245.51   $   8,003.97   $   7,615.13                        $ 7,634.35
===============================================================================================================


                                     SUMMARY OF UNPAID POST PETITION DEBTS
                                              ($ IN REAL NUMBERS)
---------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF DAYS PAST DUE
                                              -----------------------------------------------------------------
                                                   0 - 30    31 - 60    61 - 90        OVER 90         TOTAL
---------------------------------------------------------------------------------------------------------------
Accounts Payable                              $ 117,613.63   $  0.00   $  2,280.87  $  352,023.05  $ 471,917.55
Wages Payable                                    49,589.01                                            49,589.01
Taxes Payable                                     7,634.35                                             7,634.35
Rent / Leases - Building                                --        --            --       3,137.96      3,137.96
Rent / Leases - Equipment                               --        --            --      45,647.92     45,647.92
Secured Debt / Adequate Protection Payments                                                                  --
Professional Fees                                                 --            --      15,709.67     15,709.67
Amounts Due to Insiders *                                                                                    --
Other:                                                                                                       --
Other:                                                                                                       --
---------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $ 174,836.99   $    --   $  2,280.87  $  416,518.60  $ 593,636.46
===============================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                     Page 7

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                            Reporting  Period : August, 2004
                                                           FN ESTATE, INC.
                                     POST-PETITION ACCOUNTS PAYABLE AGING AS OF AUGUST 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
 VENDOR ID             NAME                     CLASS ID      TYPE          BALANCE    CURRENT  31 TO 60 61 TO 90 91 TO 120 OVER 120
------------------------------------------------------------------------------------------------------------------------------------
DFS-001-5684657  Dell Financial Services          NET 30   LEASE-EQUIP     5,571.17      0.00     0.00    0.00      0.00   5,571.17
FOREFINANCIAL    Fore Financial Services         NO TERMS  LEASE-EQUIP    34,403.35      0.00     0.00    0.00      0.00  34,403.35
GE90132782128    GE CAPITAL                       NET 30   LEASE-EQUIP     2,452.80      0.00     0.00    0.00      0.00   2,452.80
GECAPITAL-NR     GE Capital                      NO TERMS  LEASE-EQUIP     1,293.85      0.00     0.00    0.00      0.00   1,293.85
TOSHIBA90132782  Toshiba America Info Sys Inc.    NET 45   LEASE-EQUIP       928.56      0.00     0.00    0.00      0.00     928.56
TOSHIBA90132065  Toshiba America Information      NET 30   LEASE-EQUIP        81.70      0.00     0.00    0.00      0.00      81.70
TOSHIBA90132154  Toshiba America Information      NET 30   LEASE-EQUIP       916.49      0.00     0.00    0.00      0.00     916.49
                                                                         -----------------------------------------------------------
                                                                          45,647.92      0.00     0.00    0.00      0.00  45,647.92

GATEWAY-SL       Gateway Realty New Jersey LLC    NET 30   LEASE-R.E.      2,250.00      0.00     0.00    0.00      0.00   2,250.00
GOSNELL PROP-NA  Gosnell Properties, Inc.         NET 30   LEASE-R.E.        260.58      0.00     0.00    0.00      0.00     260.58
BRIDGEWATER      Bridgewater Place, L.L.C.        NET 30   LEASE-RESTRUC     335.04      0.00     0.00    0.00      0.00     335.04
STATETOWER       State Tower of Syracuse Asso     NET 30   LEASE-RESTRUC      32.34      0.00     0.00    0.00      0.00      32.34
RALPHPARKING     Ralph Parking Company            NET 30   LEASE-TOWER       135.00      0.00     0.00    0.00      0.00     135.00
WILDER           Wilder 4 Corners Associates      NET 30   LEASE-TOWER       125.00      0.00     0.00    0.00      0.00     125.00
                                                                         -----------------------------------------------------------
                                                                           3,137.96      0.00     0.00    0.00      0.00   3,137.96

J B EDWARDS FIN  J B Edwards Financial                     PROF              709.67      0.00     0.00    0.00      0.00     709.67
RSM MCGLADREY    RSM McGladrey, Inc.              NET 30   PROF           15,000.00      0.00     0.00    0.00      0.00  15,000.00
                                                                         -----------------------------------------------------------
                                                                          15,709.67      0.00     0.00    0.00      0.00  15,709.67

ADELP5310000014  Adelphia Business Solutions      NET 45   TELCO             955.21      0.00     0.00    0.00      0.00     955.21
ADELP5330000030  Adelphia Business Solutions      NET 45   TELCO           3,727.14      0.00     0.00    0.00      0.00   3,727.14
ATT8001-990-874  AT&T                             NET 45   TELCO          47,941.47      0.00     0.00    0.00      0.00  47,941.47
ATT80020301505   AT&T                             NET 45   TELCO           6,190.55      0.00     0.00    0.00      0.00   6,190.55
ATT6109540488    AT&T                              MAIN    TELCO              35.40      0.00     0.00    0.00      0.00      35.40
ATT 2448-NA      AT&T DO NOT USE                  NET 45   TELCO          22,467.01      0.00     0.00    0.00      0.00  22,467.01
CONESTOGATELECO  Conestoga Tel. & Tel. Co.        NET 45   TELCO             410.49      0.00     0.00    0.00    410.49       0.00
CTSI7170846610   CTSI                             NET 45   TELCO           1,870.38      0.00     0.00    0.00  1,870.38       0.00
ADELPH526000018  PECO ADELPHIA                    NET 45   TELCO             316.22      0.00     0.00    0.00      0.00     316.22
PECO5260000035   Peco Adelphia Communications     NET 45   TELCO             845.71      0.00     0.00    0.00      0.00     845.71
PECO5320000002   Peco/Hyperion-Allentown          NET 45   TELCO          19,877.17      0.00     0.00    0.00      0.00  19,877.17
SPRINT           Sprint                            MAIN    TELCO             365.36      0.00     0.00    0.00      0.00     365.36
TELCOV521000018  TELCOVE                          NET 45   TELCO             198.60      0.00     0.00    0.00      0.00     198.60
VERIZON315S2907  VERIZON                          NET 45   TELCO          60,746.13      0.00     0.00    0.00      0.00  60,746.13
VERIZON21296209  VERIZON                          NET 30   TELCO              62.97      0.00     0.00    0.00      0.00      62.97
VERIZON60772208  VERIZON                          NET 30   TELCO              29.80      0.00     0.00    0.00      0.00      29.80
VERIZON61061409  VERIZON                          NET 30   TELCO              72.14      0.00     0.00    0.00      0.00      72.14
VERIZON61080703  VERIZON                          NET 30   TELCO             957.92      0.00     0.00    0.00      0.00     957.92
VERIZON61080709  VERIZON                         NO TERMS  TELCO             995.53      0.00     0.00    0.00      0.00     995.53
VERIZON84545251  VERIZON                          NET 30   TELCO              25.57     (4.37)    0.00    0.00      0.00      29.94
WORLDCOM7000252  WorldCom                         NET 45   TELCO          17,474.69      0.00     0.00    0.00      0.00  17,474.69
                                                                         -----------------------------------------------------------
                                                                         185,565.46     (4.37)    0.00    0.00  2,280.87 183,288.96

MURDOCH B - BOD  Britt Murdoch                   NO TERMS                  1,250.00      0.00     0.00    0.00      0.00   1,250.00
CITY OF GRAND R  City of Grand Rapids             NET 30                     988.66      0.00     0.00    0.00      0.00     988.66
BARZLINDAK-CR    Linda Barz                      NO TERMS                     23.90      0.00     0.00    0.00      0.00      23.90
MERCANTEC        Mercantec, Inc.                   MAIN                    8,381.25      0.00     0.00    0.00      0.00   8,381.25
PECOENERGY-NR    Peco Energy                     NO TERMS                  1,652.58      0.00     0.00    0.00      0.00   1,652.58
PRINCETON UPPER  Princeton Upperclass Facebook   NO TERMS                    695.00      0.00     0.00    0.00      0.00     695.00
UGI519391743534  UGI Utilities Inc               NO TERMS                    694.70      0.00     0.00    0.00      0.00     694.70
UAS-NA           Universal Atlantic Systems, In   NET 30                      31.00      0.00     0.00    0.00      0.00      31.00
USLEC            US LEC                                                  272,635.00 18,477.00 99,141.00   0.00      0.00 155,017.00
                                                                         -----------------------------------------------------------
                                                                         286,352.09 18,477.00 99,141.00   0.00      0.00 168,734.09
                                                                         -----------------------------------------------------------
Totals                                                                   536,413.10 18,472.63 99,141.00   0.00  2,280.87 416,518.60
                                                                         ===========================================================

                                                               Page 8

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                         Reporting Period : August, 2004

                                 FN ESTATE, INC.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 3,349,353
+ Amounts billed during the period                                           --
- Amounts collected during the period                                  (178,994)
+ Adjustments (Credit Memos, Debit Memos, journal entries)              (50,195)
+ Other Adjustments                                                          --
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 3,120,165
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $    51,851
31 - 60 days old                                                         18,925
61 - 90 days old                                                         24,168
91+ days old                                                          3,025,221
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             3,120,165
Amount considered uncollectable (Bad Debt)                           (2,498,870)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $   621,295
================================================================================



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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